SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 10, 2000
                                                          -------------

                            MDU RESOURCES GROUP, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-3480                     41-0423660
(State of Incorporation)           (Commission                 (IRS Employer
                                    File Number)             Identification No.)

                               Schuchart Building
                             918 East Divide Avenue
                                  P.O. Box 5650
                        Bismarck, North Dakota 58506-5650
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (701) 222-7900
                                                           --------------

         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS.
          ------------

          On July 10, 2000, MDU Resources Group, Inc. (the "Company") sold to Acqua Wellington North American Equities Fund Ltd. ("Acqua Wellington") 221,778 shares of Company common stock, par value $1.00 per share (the "Shares"), and the Preference Share Purchase Rights appurtenant thereto (the "Rights") at a pro rata purchase price of $21.4356 per share, for a total purchase price of $4,753,939, pursuant to a Purchase Agreement by and between the Company and Acqua Wellington, dated July 10, 2000. The Company received proceeds from this sale of $4,753,939 and estimates its expenses relating thereto to be $32,500. The Shares and the Rights are registered under The Securities Act of 1933, as amended, on Form S-3.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

               (c) Exhibits.

                    1. Purchase Agreement, dated July 10, 2000.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 14, 2000

                                      MDU RESOURCES GROUP, INC.


                                      By:  /s/ Warren L. Robinson
                                         ------------------------------------
                                         Warren L. Robinson
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                Description of Exhibit
--------------                ----------------------

     99                  Purchase Agreement, dated July 10, 2000